CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Lawrence E. Davanzo, President of Wilshire Variable Insurance Trust (the "Registrant"), certify, to the best of my knowledge, that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 29, 2008                /s/ Lawrence E. Davanzo
                                     -------------------------------
                                     Lawrence E. Davanzo, President
                                     (principal executive officer)

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  CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                               THE SARBANES-OXLEY

I, Helen Thompson, Chief Compliance Officer of Wilshire Variable Insurance Trust (the "Registrant"), certify, to the best of my knowledge, that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 29, 2008                /s/ Helen Thompson
                                     -------------------------------------------
                                     Helen Thompson, Treasurer
                                     (principal financial officer)